2Q26 SUPPLEMENTAL FINANCIAL PACKAGE

2 TABLE OF CONTENTS SECTION PAGE SECTION PAGE FORWARD-LOOKING STATEMENTS ...................................................... 3 SAME STORE NOI BY SEGMENT ............................................................ 21 CORPORATE PROFILE ............................................................................. 4 RENTAL REVENUE DISAGGREGATION ................................................. 22 HIGHLIGHTS ............................................................................................. 5 STABILIZED PORTFOLIO SUMMARY ..................................................... 23 2026 REVISED OUTLOOK: CONTINUED OPERATIONS ....................... 6 RETAIL PORTFOLIO ................................................................................. 24 2026 REVISED OUTLOOK: ASSUMPTIONS ........................................... 7 OFFICE PORTFOLIO ................................................................................. 25 SUMMARY INFORMATION ...................................................................... 8 TOP 20 TENANTS BY ABR ...................................................................... 26 SUMMARY INCOME STATEMENT ......................................................... 9 LEASE SUMMARY .................................................................................... 27 SUMMARY BALANCE SHEET ................................................................. 10 LEASE EXPIRATIONS ............................................................................... 28 FFO & AFFO ............................................................................................... 11 REDEVELOPMENT .................................................................................... 29 FFO, AS ADJUSTED .................................................................................. 12 NET INCOME & NOI BY SEGMENT ......................................................... 30 NET ASSET VALUE COMPONENT DATA .............................................. 13 ACQUISITIONS & DISPOSITIONS ........................................................... 31 CREDIT PROFILE ....................................................................................... 14 DISCONTINUED OPERATIONS ............................................................... 32 LEVERAGE METRICS ................................................................................ 15 DISCONTINUED OPERATIONS, CONT. .................................................. 33 DEBT MANAGEMENT .............................................................................. 16 APPENDIX - DEFINITIONS ....................................................................... 35 OUTSTANDING DEBT ............................................................................... 17 APPENDIX - PROPERTY PORTFOLIO ..................................................... 39 HEDGING ACTIVITY ................................................................................. 18 APPENDIX - RECONCILIATION OF DEBT & EBITDAre ......................... 42 CAPITALIZATION & FINANCIAL RATIOS .............................................. 19 APPENDIX - RECONCILIATION OF NET INCOME TO TOTAL ADJUSTED EBITDAre ............................................................................... 43 PORTFOLIO PROFILE ............................................................................... 20 APPENDIX - CAPITAL EXPENDITURES ................................................. 44

3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated August 3, 2026, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on August 3, 2026. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

4 BOARD OF DIRECTORS Shawn J. Tibbetts, Chairman of the Board James A. Carroll, Lead Independent Director Theodore R. Bigman, Independent Director Jennifer R. Boykin, Independent Director James C. Cherry, Independent Director Louis S. Haddad, Director Daniel A. Hoffler, Director F. Blair Wimbush, Independent Director Lori B. Wittman, Independent Director CORPORATE OFFICERS Shawn J. Tibbetts, Chairman, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer and Treasurer Scotia Capital USA Inc Viktor Fediv (212) 225-6911 viktor.fediv@scotiabank.com Bank of America Merrill Lynch Jana Galan (646) 855-5042 jana.galan@bofa.com Jefferies LLC Jonathan Petersen (212) 284-1705 jpetersen@jefferies.com ANALYST COVERAGE AH Realty Trust (NYSE: AHRT) AH Realty Trust is a pure-play, high-quality retail and mixed-use office REIT focused on identifying and realizing dominant market competitive advantages throughout the Sunbelt, mid-Atlantic and Southeast. Our company is primarily comprised of and focused on open-air shopping centers and mixed-use ecosystems within our markets. CORPORATE PROFILE CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com

5 HIGHLIGHTS $485M Multifamily Portfolio Sale First Closing Gross Sales Proceeds $0.14 Second Quarter FFO, As Adjusted Per Diluted Share $0.18 Second Quarter AFFO Per Diluted Share $353M Second Quarter Net Variable-Rate Debt Paydowns(1) 8.7% Second Quarter Retail Renewal Lease Spread, Cash 21.6% Second Quarter Office Renewal Lease Spread, Cash 7.1x Second Quarter Net Debt/Total Adjusted EDITDAre +2.9% Retail Same Store NOI, Cash Increase 2Q26 vs 2Q25 +8.3% Office Same Store NOI, Cash Increase 2Q26 vs 2Q25 (1) Total debt repayments (net of additional borrowings) for the quarter were $456M.

6 2026 REVISED OUTLOOK: CONTINUED OPERATIONS LOW HIGH RETAIL NOI $69.3M $70.8M OFFICE NOI $59.1M $60.6M EQUITY METHOD INVESTMENT ("EMI") PROPERTY INCOME(1) $3.4M $3.9M ACQUISITION NOI $0.0M $0.0M TOTAL COMMERCIAL NOI $131.8M $135.3M G&A EXPENSES -$20.0M -$19.0M INTEREST EXPENSE -$57.2M -$54.2M OTHER NOI(2) $8.9M $9.9M PREFERRED STOCK DIVIDENDS -$11.5M -$11.5M FUNDS FROM OPERATIONS AS ADJUSTED ("FFO, AS ADJUSTED")(3) $52.3M $56.3M FFO, AS ADJUSTED PER DILUTED SHARE $0.53 $0.57 (1) Includes T. Rowe Price Global HQ. EMI property income is reflected as the property's NOI less interest expense, multiplied by the Company's ownership percentage (50%). (2) Other income includes NOI from Smith's Landing and NOI from parking income. (3) See slide 12 for a reconciliation of funds from operations ("FFO") as defined by Nareit to FFO, As Adjusted for the current period. FFO, As Adjusted is a forward-looking, non- GAAP measure that presents the Company's projected FFO as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance, including: (i) estimated income and expenses associated with assets held for sale or under LOI; and (ii) estimates of certain non-recurring transaction costs. The Company presents FFO, As Adjusted to provide investors with a supplemental measure of the Company's anticipated operating performance following the completion of its announced strategic initiatives, but investors are cautioned against placing undue reliance on the Company's presentation of FFO, As Adjusted.

7 • Raised 2026 Same-Store NOI Cash growth ranges: ◦ Retail 2.50% - 3.50% ◦ Office 2.75% - 3.75% • Disposition of the Multifamily Portfolio, with the exception of Smith's Landing (1) • Exit of the remaining Real Estate Financing Portfolio (2) • Remaining Secured Debt Paydowns of ~$57M with proceeds from the remaining 2026 expected dispositions of The Everly and Greenside • Remaining Net Unsecured Debt Paydowns of ~$100M in 2026 (3) • Includes Share Repurchases of 5.6M shares for $33.2M through June 30, 2026 • No Acquisitions in 2026 (1) Refer to slide 32, Discontinued Operations, for management’s expectations on timing of remaining multifamily dispositions. (2) Refer to slide 33 for management’s expectations on timing of remaining real estate financing dispositions. (3) Assumed debt paydowns with expected proceeds from the sale of remaining Multifamily and Real Estate Financing assets under PSA or being actively marketed based on valuations underwritten by commercial brokerages. Also includes the impact of expected borrowings on the Company's line of credit. The Company can provide no assurances that the proceeds ultimately received by the Company will not be different than anticipated, and such difference could be material. Does not include any dispositions expected to take place in 2027. 2026 REVISED OUTLOOK: ASSUMPTIONS

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	**6/30/2026**	**3/31/2026**	**12/31/2025**	**9/30/2025**
Net Loss Attributable to Common Stockholders and OP Unitholders	($24,165)	($33,291)	($647)	($3,575)
Net Loss per Diluted Share Attributable to Common Stockholders and OP Unitholders	**($0.25)**	**($0.33)**	**($0.01)**	**($0.04)**
FFO Attributable to Common Stockholders and OP Unitholders	15,405	20,598	23,143	20,170
FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.16**	**$0.20**	**$0.23**	**$0.20**
FFO, As Adjusted Attributable to Common Stockholders and OP Unitholders	14,054	15,110	22,862	16,968
FFO, As Adjusted per Diluted Shares Attributable to Common Stockholders and OP Unitholders	**$0.14**	**$0.15**	**$0.22**	**$0.17**
Net Debt / Total Adjusted EBITDAre	7.1x	8.3x	8.1x	7.9x
Fixed Charge Coverage Ratio[(1)]	1.8x	2.0x	2.2x	2.2x
CAPITALIZATION				
Common Shares Outstanding	74,594	76,553	80,167	80,155
Operating Partnership Units Outstanding	24,839	24,757	23,521	23,521
Common Shares and Operating Partnership Units Outstanding	99,433	101,310	103,688	103,676
Market Price per Common Share as of Last Trading Day of Quarter	$7.08	$5.50	$6.62	$7.01
Common Equity Capitalization	703,986	557,205	686,415	726,769
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	875,071	728,290	857,500	880,229
Total Debt[(2)]	1,037,085	1,492,742	1,526,584	1,487,257
Total Capitalization	$1,912,156	$2,221,032	$2,384,084	$2,367,486
STABILIZED PORTFOLIO ECONOMIC OCCUPANCY[(1)]				
Retail	90.9%	92.5%	93.3%	92.1%
Office	90.5%	87.7%	90.4%	88.1%
Weighted Average[(3)]	90.7%	90.1%	91.8%	90.1%
STABILIZED PORTFOLIO LEASED OCCUPANCY[(1)]				
Retail	95.1%	94.8%	94.9%	96.0%
Office	96.7%	96.0%	96.4%	96.5%
Weighted Average[(3)]	95.9%	95.4%	95.6%	96.2%
STABILIZED PORTFOLIO				
Retail Portfolio				
Net Operating Income	$17,481	$17,066	$18,099	$18,194
Number of Properties	42	42	46	46
Net Rentable Square Feet	3,840k	3,840k	3,823k	3,823k
Office Portfolio				
Net Operating Income	$14,783	$14,297	$18,044	$16,137
Number of Properties	13	13	14	14
Net Rentable Square Feet	2,317k	2,321k	2,337k	2,337k

(1) See appendix for definitions.
(2) Excludes GAAP adjustments.
(3) Total occupancy weighted by annualized rent.

8

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended		Six Months Ended	
	6/30/2026	6/30/2025	6/30/2026	6/30/2025
	(Unaudited)		(Unaudited)	
Revenues				
Rental revenues	$52,548	$50,720	$104,865	$100,902
Total revenues	52,548	50,720	104,865	100,902
Expenses				
Rental expenses	12,440	11,129	25,297	22,498
Real estate taxes	4,797	5,056	9,532	9,773
Depreciation and amortization	17,902	16,661	36,143	35,691
General and administrative expenses	5,002	4,220	9,718	11,375
Acquisition, development, and other pursuit costs	16	29	16	83
Impairment charges	1,894	–	1,894	–
Total expenses	42,051	37,095	82,600	79,420
Loss on real estate dispositions, net	(713)	–	(854)	–
Operating income	9,784	13,625	21,411	21,482
Interest income	234	263	296	492
Interest expense	(14,122)	(15,282)	(27,904)	(27,719)
Equity in income (loss) of unconsolidated real estate entities	334	179	577	(1,236)
Gain on consolidation of real estate entities	–	3,920	–	3,920
Loss on extinguishment of debt	(523)	–	(523)	–
Change in fair value of derivatives and other	618	688	1,962	(61)
Unrealized credit loss (provision) release	(96)	242	(96)	242
Other income (expense), net	3	3	16	(86)
(Loss) income from continuing operations	($3,768)	$3,638	($4,261)	($2,966)
Discontinued operations				
(Loss) income from discontinued operations[(1)]	(14,271)	2,512	(43,797)	4,963
Income tax (provision) benefit from discontinued operations	(2,996)	567	(3,359)	377
(Loss) income from discontinued operations, net of taxes	(17,267)	3,079	(47,156)	5,340
Net (loss) income	(21,035)	6,717	(51,417)	2,374
Net loss (income) attributable to noncontrolling interests:	(243)	77	(265)	80
Preferred stock dividends	(2,887)	(2,887)	(5,774)	(5,774)
Net (Loss) Income Attributable to AHRT and OP Unitholders	($24,165)	$3,907	($57,456)	($3,320)
Net (Loss) Income per Diluted Share and Unit Attributable to AHRT and OP Unitholders	($0.25)	$0.04	($0.57)	($0.03)
Weighted Average Shares & OP Units - Diluted[(2)]	98,009	102,286	100,007	101,930

(1) Includes a $13.5 million impairment related to Solis Kennesaw, a $12.2 million impairment related to The Everly and Solis Gainesville II, a $8.7 million impairment related to Greenside Apartments, a $19.5 million gain on the Multifamily Portfolio Sale First Closing, and a $2.2 million loss on the disposition of the general contracting and real estate business for the three months ended June 30, 2026. The six months ended also included a $29.2 million impairment related to Solis Kennesaw, Solis North Creek, and Solis Peachtree.

(2) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding potentially dilutive impact of Preferred Stock.

9

10 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 6/30/2026 12/31/2025 (Unaudited) Assets Real estate investments: Income producing property $1,784,337 $1,801,279 Held for development — 5,683 Construction in progress 14,239 13,028 Accumulated depreciation (422,439) (410,565) Net real estate investments 1,376,137 1,409,425 Real estate investments held for sale, net — 4,800 Assets of discontinued operations 189,913 800,536 Cash and cash equivalents 20,662 40,743 Restricted cash 1,547 1,622 Accounts receivable, net 62,482 64,747 Notes receivable, net 9,233 — Equity method investments 58,444 47,926 Operating lease right-of-use assets 22,491 22,610 Finance lease right-of-use assets 76,884 77,539 Acquired lease intangible assets 69,954 76,408 Other assets 40,217 50,154 Total Assets $1,927,964 $2,596,510 Liabilities and Equity Indebtedness, net $955,862 $1,283,987 Liabilities of discontinued operations 81,011 286,502 Accounts payable and accrued liabilities 30,340 36,810 Operating lease liabilities 31,108 31,198 Finance lease liabilities 85,243 84,835 Other liabilities 29,397 43,986 Total Liabilities 1,212,961 1,767,318 Total Equity 715,003 829,192 Total Liabilities and Equity $1,927,964 $2,596,510

FFO & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)				Six Months Ended (Unaudited)	
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2026	6/30/2025
Funds From Operations[1]						
Net Loss Attributable to AHRT and OP Unitholders	**($24,165)**	**($33,291)**	**($647)**	**($3,575)**	**($57,456)**	**($3,320)**
Net Loss per Diluted Share	($0.25)	($0.33)	($0.01)	($0.04)	($0.57)	($0.03)
Depreciation and Amortization[2]	19,924	24,660	23,767	23,395	44,584	46,379
Net Gain (Loss) on Consolidation of Real Estate Entities	–	–	–	–	–	(6,915)
Gain on Dispositions of Operating Real Estate	(16,617)	–	–	–	(16,617)	–
Impairment of Real Estate Assets	36,263 [3]	29,229	23	350	65,492 [3]	–
FFO	**$15,405**	**$20,598**	**$23,143**	**$20,170**	**$36,003**	**$36,144**
FFO per Diluted Share	**$0.16**	**$0.20**	**$0.23**	**$0.20**	**$0.36**	**$0.35**
Adjusted FFO[1]						
Loss on Extinguishment of Debt	2,650	–	–	69	2,650	–
Unrealized Credit Loss Provision (Release)	175	1,749	(124)	(126)	1,924	(187)
Amortization of Right-of-Use Assets - Finance Leases	363	391	395	395	754	790
Decrease in Fair Value of Derivatives Not Designated as Cash Flow Hedges	2,188	2,098	4,929	8,095	4,286	9,472
Non-Cash Stock Compensation	1,388	1,355	855	804	2,743	2,579
Property-Related Capital Expenditures[4]	(2,912)	(2,450)	(7,181)	(4,715)	(5,362)	(6,446)
Non-Cash Interest Expense[5]	1,773	2,087	2,758	2,282	3,860	5,011
Non-Cash Interest Income	(79)	(2,255)	(3,571)	(3,851)	(2,334)	(7,409)
Cash Ground Rent Payment - Finance Lease	(928)	(1,001)	(1,005)	(972)	(1,929)	(1,993)
GAAP Adjustments	(1,941)	(2,688)	(3,078)	(3,135)	(4,629)	(5,677)
AFFO	**$18,082**	**$19,884**	**$17,121**	**$19,016**	**$37,966**	**$32,284**
AFFO per Diluted Share	**$0.18**	**$0.19**	**$0.17**	**$0.19**	**$0.38**	**$0.32**
Weighted Average Common Shares Outstanding	75,291	79,840	80,153	80,155	77,553	80,073
Weighted Average Operating Partnership Units Outstanding	22,718	22,187	21,947	21,938	22,454	21,857
Total Weighted Average Common Shares and OP Units Outstanding[6][7]	98,009	102,027	102,100	102,093	100,007	101,930

(1) See definitions in appendix.
(2) Adjusted to remove the depreciation and amortization attributable to noncontrolling interests in consolidated investments, and to include our share of depreciation and amortization attributable to unconsolidated investments.
(3) Impairment for the three and six months ended June 30, 2026 includes impairment related to the multifamily assets, Greenside Apartments, The Everly, and Solis Gainesville II, the real estate financing investment Solis Kennesaw, and development projects that management has determined are no longer probable of execution and no longer intends to pursue development of the projects. Impairment for the six months ended June 30, 2026 also Includes impairment related to the real estate financing investments Solis Peachtree, Solis North Creek, and Solis Kennesaw.
(4) Excludes development, redevelopment, and first-generation space.
(5) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.
(6) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.
(7) Excludes 90% of unvested performance-based LTIP Units that are not considered participating securities.

11

FFO, AS ADJUSTED

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)				Six Months Ended (Unaudited)	
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2026	6/30/2025
FFO	**$15,405**	**$20,598**	**$23,143**	**$20,170**	**$36,003**	**$36,144**
FFO Attributable to General Contracting and Real Estate Services	3,081	569	(1,282)	(2,240)	3,650	(1,764)
FFO Attributable to Multifamily	463	(3,405)	2,493	636	(2,942)	(2,386)
FFO Attributable to Real Estate Financing	(4,895)	(2,652)	(1,492)	(1,598)	(7,547)	(3,610)
FFO, As Adjusted	**$14,054**	**$15,110**	**$22,862**	**$16,968**	**$29,164**	**$28,384**
FFO per Diluted Share	**$0.16**	**$0.20**	**$0.23**	**$0.20**	**$0.36**	**$0.35**
FFO per Diluted Share Attributable to General Contracting and Real Estate Services	0.03	0.01	(0.01)	(0.02)	0.04	(0.02)
FFO per Diluted Share Attributable to Multifamily	0.00	(0.03)	0.02	0.01	(0.03)	(0.02)
FFO per Diluted Share Attributable to Real Estate Financing	(0.05)	(0.03)	(0.01)	(0.02)	(0.08)	(0.04)
FFO, As Adjusted per Diluted Share	**$0.14**	**$0.15**	**$0.22**	**$0.17**	**$0.29**	**$0.28**
Weighted Average Common Shares Outstanding	75,291	79,840	80,153	80,155	77,553	80,073
Weighted Average Operating Partnership Units Outstanding	22,718	22,187	21,947	21,938	22,454	21,857
Total Weighted Average Common Shares and OP Units Outstanding(1)(2)	98,009	102,027	102,100	102,093	100,007	101,930

(1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.
(2) Excludes 90% of unvested performance-based LTIP Units that are not considered participating securities.

12

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

STABILIZED PORTFOLIO NOI (CASH)[1]

	Three Months Ended 6/30/2026	Annualized
Retail		
Stabilized Retail NOI, Cash[2]	$16,871	$67,484
Signed Not Yet Occupied or in Free Rent Period, Retail	446	1,784
Adjusted Stabilized Retail NOI, Cash	**$17,202**	**$68,808**
Office		
Stabilized Office NOI, Cash[2]	$16,929	$67,716
Signed Not Yet Occupied or in Free Rent Period, Office	1,294	5,176
Adjusted Stabilized Office NOI, Cash	**$18,225**	**$72,900**
Other NOI, Cash	$1,879	$7,516

NON-STABILIZED PORTFOLIO

	As of 6/30/2026
Properties in Lease Up at Cost[3]	$81,376

ASSETS OF DISCONTINUED OPERATIONS

	As of 6/30/2026
Real Estate Assets under PSA[4]	$77,000
Multifamily Assets HFS at Net Book Value[4]	92,042
Real Estate Financing Investments at Book Value[5]	14,380
	$183,422

NON-PROPERTY ASSETS

	As of 6/30/2026
Cash and Restricted Cash	$8,155
Accounts Receivable, Net	3,050
Notes Receivable[5]	9,329
Other Assets	7,281
Total Non-Property Assets	**$27,815**

LIABILITIES

	As of 6/30/2026
Mortgages and Notes Payable	$1,037,086
Mortgages, JV Pro Rata Share	81,300
Total Debt, including JV Pro Rata Share	**$1,118,386**
Accounts Payable and Accrued Liabilities, Non-Property	9,836
Other Liabilities, Non-Property	6,083
Total Liabilities	**$1,134,305**

PREFERRED EQUITY

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

COMMON EQUITY

	As of 6/30/2026
Total Common Shares Outstanding	74,594
Total Units Outstanding	24,839
Total Common Shares and Units Outstanding	**99,433**

(1) Excludes $1.0M of expenses associated with the Company's in-house asset management division for the three months ended June 30, 2026.

(2) Includes $2.7M and less than $(0.1)M of AHRT's JV Pro Rata Share of Cash NOI for T. Rowe Price Global HQ for Office and Retail, respectively.

(3) Refer to slide 41 for the make-up of Non-Stabilized properties.

(4) Refer to slide 32 for a break-out of real estate assets sold and under PSA. The Company entered into a PSA with respect to The Everly and Solis Gainesville II on July 17, 2026.

(5) Excludes allowance for current expected credit losses

13

14 CREDIT PROFILE $ IN THOUSANDS Leverage 7.1x 7.5x 7.4x 7.5x 7.2x 7.2x 7.1x 7.7x 7.9x 8.1x 8.3x 7.1x 8.1x 8.5x 8.4x 8.4x 8.1x 8.2x 8.0x 8.7x 8.9x 9.0x 9.2x 8.3x Net Debt / Total Adjusted EBITDAre Net Debt + Preferred / Total Adjusted EBITDAre Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 Q4 2024 Q1 2 025 Q2 2025 Q3 2025 Q4 2025 Q1 2 026 Q2 2026 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 Q4 2 02 4 Q1 2 02 5 Q2 2 02 5 Q3 2 02 5 Q4 2 02 5 Q1 2 02 6 Q2 2 02 6 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio Total Dividend AFFO AFFO Payout Ratio Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 0 5,000 10,000 15,000 20,000 25,000 —% 50% 100% 150% Weighted Average Years to Maturity - Debt 4.2 3.9 3.7 3.6 3.5 3.3 3.3 3.0 2.8 2.5 2.3 2.0 Weighted Average Years to Maturity Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 0 1 2 3 4 5 6

15 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. (2) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. Three Months Ended 6/30/2026 Total Adjusted EBITDAre $35,218 Net Debt(1) $1,001,538 Net Debt/Total Adjusted EBITDAre(2) 7.1 x Net Debt + Preferred $1,172,623 Net Debt + Preferred /Total Adjusted EBITDAre 8.3 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 7.1x 8.3x Net Debt/Total Adjusted EBITDAre(1) Net Debt + Preferred / Total Adjusted EBITDAre

16 DEBT MANAGEMENT AS OF JUNE 30, 2026 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) — % N/A N/A Fixed-Rate Debt(3)(4) 100.0% 4.3% 1.9 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 69.0% 4.5% 1.7 Yrs Secured Debt(2) 31.0% 3.7% 2.4 Yrs Portfolio Weighted Average(2) 4.3% 2.0 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of the effect of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 4.2% 4.0% 4.4% 4.6% 4.5% 4.4% 4.2% 4.4% 4.3% 4.2% 4.2% 4.3% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 .0% .5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

OUTSTANDING DEBT

$ IN THOUSANDS

Debt	Stated Rate		Effective Rate as of 6/30/2026	Maturity Date[1]	2026	2027	2028	2029	2030	Thereafter	Outstanding as of 6/30/2026	Debt Attrib. to Assets under PSA
					Debt Maturities & Principal Payments							
Secured Debt - Continuing Operations												
Constellation Energy Building	SOFR+	1.50 %	5.27 % [2]	Nov-2026	$ 121,800	$ —	$ —	$ —	$ —	$ —	$ 121,800	$ —
Greenbrier Square		3.74 %		Oct-2027	209	18,370	—	—	—	—	18,579	—
Lexington Square		4.50 %		Sep-2028	169	351	12,287	—	—	—	12,807	—
Red Mill North		4.73 %		Dec-2028	67	140	3,442	—	—	—	3,649	—
Thames Street Wharf	SOFR+	1.30 %	2.33 % [3][4]	Sep-2031	717	1,433	1,433	1,433	1,433	59,130	65,579	—
Smith's Landing		4.05 %		Jun-2035	580	1,126	1,172	1,222	1,273	6,674	12,047	—
Total - Secured Debt - Continuing Operations					123,542	21,420	18,334	2,655	2,706	65,804	234,461	—
Secured Debt - Forecasted Payoffs												
The Everly	SOFR+	1.50 %	5.15 % [5]	Mar-2027	—	28,000	—	—	—	—	28,000	28,000
Premier Apartments and Retail		5.53 %		Dec-2029	—	—	—	29,415	—	—	29,415	29,415
Greenside Apartments		3.17 %		Dec-2029	454	861	889	27,005	—	—	29,209	29,209
Total - Secured Debt - Forecasted Payoffs					454	28,861	889	56,420	—	—	86,624	86,624
Total - Secured Debt					$123,996	$50,281	$19,223	$59,075	$2,706	$65,804	$321,085	$86,624
Unsecured Debt												
Senior Unsecured Revolving Credit Facility	SOFR+	1.30%-1.85%	5.25 %	Jan-2027 [6]	—	21,000	—	—	—	—	21,000	
M&T Unsecured Term Loan	SOFR+	1.25%-1.80%	5.20 %	Mar-2027 [7]	—	35,000	—	—	—	—	35,000	
M&T Unsecured Term Loan (Fixed)	SOFR+	1.25%-1.80%	5.05 % [3]	Mar-2027 [7]	—	100,000	—	—	—	—	100,000	
TD Unsecured Term Loan	SOFR+	1.35%-1.90%	5.30 %	May-2027 [8]	—	95,000	—	—	—	—	95,000	
Senior Unsecured Term Loan	SOFR+	1.25%-1.80%	5.20 %	Jan-2028	—	—	250,000	—	—	—	250,000	
Senior Unsecured Term Loan (Fixed)	SOFR+	1.25%-1.80%	4.98 % [3]	Jan-2028	—	—	100,000	—	—	—	100,000	
Senior Notes, Series A		5.57 %		Jul-2028	—	—	25,000	—	—	—	25,000	
Senior Notes, Series B		5.78 %		Jul-2030	—	—	—	—	45,000	—	45,000	
Senior Notes, Series C		6.09 %		Jul-2032	—	—	—	—	—	45,000	45,000	
Total - Unsecured Debt					—	251,000	375,000	—	45,000	45,000	716,000	
Total Principal Balances					$ 123,996	$ 301,281	$ 394,223	$ 59,075	$ 47,706	$ 110,804	$ 1,037,085	
Unamortized GAAP Adjustments											(4,350)	
Loans Reclassified to Liabilities of Discontinued Operations											(76,873)	
Indebtedness, Net											$ 955,862	

(1) Excludes extension options.
(2) Subject to a rate floor. Constellation Energy Building's loan was subject to curtailment in connection with the release of the multifamily collateral portion of the building (1305 Dock Street).
(3) Includes debt subject to interest rate swap locks.
(4) Effective June 2, 2026, the Company refinanced this loan, extending its maturity to September 30, 2031. In connection with the refinancing, the Company also entered into a new swap, effective September 30, 2026, thereby fixing the interest rate at 3.86%.
(5) Subject to a rate floor.
(6) Does not reflect two six-month extension options.
(7) Does not reflect one 12-month extension option.
(8) Effective May 14, 2026, the Company executed a 12-month extension on this loan.

17

HEDGING ACTIVITY

$ IN THOUSANDS AS OF JUNE 30, 2026

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
Interest Rate Swaps Not Allocated to Specific Asset Debt			
August 2025	August 2026	2.25%	$730,000
January 2025	January 2027	2.50%	150,000
Total Interest Rate Swaps			880,000
Fixed-Rate Debt[(1)(2)]			486,285
Fixed-Rate and Hedge Debt			1,366,285
Total Debt[(2)]			$1,037,085
% Fixed or Hedged			**100%**
Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures[(3)]			
August 2025	August 2026	2.25%	$90,000
Total Interest Rate Swaps			$90,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment[(4)]	Statement of Comprehensive Income Location	Three Months Ended 6/30/2026	Three Months Ended 6/30/2025	Six Months Ended 6/30/2026	Six Months Ended 6/30/2025
Designated Hedges	Interest Expense	$ 456	$ 311	$ 931	$ 624
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	2,806	4,533	6,249	9,411
Non-Designated Hedges	Income (Loss) from Discontinued Operations	130	(40)	574	(501)
Total Realized Gains on Interest Rate Derivatives		**$ 3,392**	**$ 4,804**	**$ 7,754**	**$ 9,534**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)[(5)]	409	(366)	1,050	(1,416)
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	(2,632)	(3,845)	(4,286)	(9,472)
Total Unrealized Losses on Interest Rate Derivatives		**$ (2,223)**	**$ (4,211)**	**$ (3,236)**	**$ (10,888)**
Total Realized and Unrealized Gains on Interest Rate Derivatives		**$ 1,169**	**$ 593**	**$ 4,518**	**$ (1,354)**

(1) Includes debt subject to interest rate swap locks.
(2) Excludes GAAP adjustments.
(3) This swap economically hedges the Company's exposure to the senior construction loan for the T. Rowe Price Global HQ.
(4) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(5) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

CAPITALIZATION & FINANCIAL RATIOS

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF JUNE 30, 2026

Debt	% of Total	Principal Balance
Unsecured Revolving Credit Facility	2 %	$21,000
Unsecured Term Loans	56 %	580,000
Mortgages Payable[(1)]	31 %	321,085
Senior Notes	11 %	115,000
Total Debt		$1,037,085

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHRT-PrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units[(2)]	Stock Price[(3)]	Market Value
Common Stock (NYSE: AHRT)	75 %	74,594	$7.08	$528,127
Operating Partnership Units[(4)]	25 %	24,839	$7.08	$175,861
Equity Market Capitalization		99,433		$703,987

Total Capitalization	$1,912,156
Enterprise Value	$1,889,947
Total Debt to Enterprise Value	55 %

Financial Ratios[(5)]	
Debt Service Coverage Ratio	2.2x
Fixed Charge Coverage Ratio	1.8x
Net Debt / Total Adjusted EBITDAre	7.1x
Net Debt Plus Preferred / Total Adjusted EBITDAre	8.3x
Debt/Total Capitalization	54 %

Liquidity	
Cash on Hand[(6)]	$35,547
Net Short Term Receivables/(Payables)[(6)]	27,881
Availability Under Credit Agreements	203,663
Total Liquidity	$267,091

Total Capitalization


Common Equity 37%
Preferred Equity 9%
Debt 54%

Unencumbered Properties	
% of Total Properties	84 %
% of Annualized Base Rent	71 %
Total Unencumbered Asset Value[(7)]	$1,532,772

(1) Includes debt related to held for sale assets and discontinued operations. Refer to slide 17, Outstanding Debt, for details.
(2) During the three months ended June 30, 2026, we repurchased 2.0M shares of common stock.
(3) As of close of market on June 30, 2026.
(4) Includes 3.5M LTIP Units.
(5) See appendix for definitions.
(6) Includes discontinued operations.
(7) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet.

19

20 PORTFOLIO PROFILE(1) 4.3% —% 0.8% 8.1% 7.9% 11.0% 12.3% 11.2% 7.2% 3.0% 3.3% 10.9% 11.5% 8.5% Retail Office Ava ila ble M-T-M 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Thereafte r Weighted Average Lease Term Remaining (Years) (1) Reflects stabilized properties only. Refer to appendix for definitions. (2) Reflects lease expirations by Net Rentable Square Footage, see appendix for definitions. (3) No renewals in 1Q26 and no new leases In 1Q24, 2Q25, and 3Q25 for office. (4) Negative new lease cash spreads in 1Q24 for retail, and 3Q24 for office. 5.9 5.3 5.8 5.7 5.6 5.6 5.5 5.6 5.6 5.6 5.6 5.5 8.8 7.9 8.4 8.2 8.3 8.1 8.5 8.4 8.1 7.9 7.7 7.5 Retail Office 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 0.0 2.0 4.0 6.0 8.0 10.0 Lease Expirations(2) Renewal Cash Spreads(3) Retail Office 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26 —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% New Lease Cash Spreads(3)(4) Retail Office 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 2Q 26% 10.0% 20.0% 30.0% 40.0% 50.0%

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS

	Three Months Ended				Six Months Ended			
	6/30/2026	6/30/2025	$ Change	% Change	6/30/2026	6/30/2025	$ Change	% Change
Retail								
Rental Revenues	$23,173	$22,681	$492	2.2 %	$46,125	$45,266	$859	1.9 %
Rental Expenses[(1)]	4,106	4,141	(35)	(0.8)%	8,567	8,640	(73)	(0.8)%
Real Estate Taxes	2,251	2,191	60	2.7 %	4,564	4,445	119	2.7 %
Same Store NOI, Cash	**16,816**	**16,349**	**467**	**2.9 %**	**32,994**	**32,181**	**813**	**2.5 %**
Office								
Rental Revenues	$22,687	$20,698	$1,989	9.6 %	$44,362	$41,520	$2,842	6.8 %
Rental Expenses[(1)]	6,614	5,614	1,000	17.8 %	13,273	11,508	1,765	15.3 %
Real Estate Taxes	2,156	2,238	(82)	(3.7)%	4,323	4,407	(84)	(1.9)%
Same Store NOI, Cash	**13,917**	**12,846**	**1,071**	**8.3 %**	**26,766**	**25,605**	**1,161**	**4.5 %**
Same Store NOI, Cash	**$30,733**	**$29,195**	**$1,538**	**5.3 %**	**$59,760**	**$57,786**	**$1,974**	**3.4 %**
GAAP Adjustments	2,399	3,359	(960)		5,740	6,328	(588)	
Termination Fees	38	54	(16)		50	150	(100)	
Non-Same Store NOI	254	82	172		41	404	(363)	
Other NOI	1,887	1,845	42		4,445	3,963	482	
Total Property Portfolio NOI	**$35,311**	**$34,535**	**$776**	**2.2 %**	**$70,036**	**$68,631**	**$1,405**	**2.0 %**

(1) Excludes expenses associated with the Company's in-house asset management division of $1.0M and $0.8M for the three months ended 6/30/2026 & 6/30/2025, respectively, and $2.1M and $1.6M for the six months ended 6/30/2026 & 6/30/2025, respectively.

21

22 (1) Other Rental Income primarily includes parking income, percentage rent, and bad debt adjustments. RENTAL REVENUE DISAGGREGATION $ IN THOUSANDS Three Months Ended 6/30/2026 Retail Office Other Total Base Rent $18,584 $17,388 $1,421 $37,393 Expense Reimbursements 5,201 5,728 31 10,960 Termination Fees 38 — — 38 Other Rental Income(1) 34 126 2,034 2,194 Rental Revenues, Cash $23,857 $23,242 $3,486 $50,585 Straight-Line Rent 283 1,258 — 1,541 Above (Below) Market Lease Amortization 253 206 — 459 Lease Incentives (6) (31) — (37) Total Rental Revenues $24,387 $24,675 $3,486 $52,548 Six Months Ended 6/30/2026 Retail Office Other Total Base Rent $37,056 $33,759 $2,792 $73,607 Expense Reimbursements 10,606 11,253 115 21,974 Termination Fees 50 — — 50 Other Rental Income(1) (228) 153 4,477 4,402 Rental Revenues, Cash $47,484 $45,165 $7,384 $100,033 Straight-Line Rent 902 3,082 — 3,984 Above (Below) Market Lease Amortization 520 411 — 931 Lease Incentives (21) (62) — (83) Total Rental Revenues $48,885 $48,596 $7,384 $104,865

23 STABILIZED PORTFOLIO SUMMARY AS OF JUNE 30, 2026 SEE APPENDIX FOR FULL LIST OF PROPERTIES (1) See appendix for definitions and portfolio detail. COMMERCIAL PORTFOLIO Retail Properties # of Properties Net Rentable SF(1) Average Age Leased Occupancy(1) Economic Occupancy(1) ABR(1) ABR per Occupied SF Town Center of Virginia Beach 13 641,408 15 96.0% 90.8% $16,194,044 $26.30 Harbor Point - Baltimore Waterfront 1 38,464 10 47.9% 45.1% 696,217 37.81 Grocery Anchored 14 1,320,155 17 96.6% 94.7% 21,029,309 16.49 Southeast Sunbelt 8 893,253 19 96.1% 89.5% 19,704,785 22.96 Mid-Atlantic 6 946,365 22 93.4% 91.7% 17,314,393 19.58 Stabilized Retail Total 42 3,839,645 17 95.1% 90.9% $74,938,748 $20.52 Office Properties # of Properties Net Rentable SF(1) Average Age Leased Occupancy(1) Economic Occupancy(1) ABR(1) ABR per Occupied SF Town Center of Virginia Beach 6 804,029 24 99.1% 91.9% $24,701,618 $31.01 Harbor Point - Baltimore Waterfront 3 1,034,921 11 97.4% 94.3% 33,946,203 33.69 Southeast Sunbelt 3 380,346 10 88.9% 76.9% 12,695,792 37.54 Mid-Atlantic 1 98,061 7 100.0% 100.0% 2,083,863 21.25 Stabilized Office Total 13 2,317,357 16 96.7% 90.5% $73,427,476 $32.77

24 RETAIL PORTFOLIO AS OF JUNE 30, 2026 41.9% 23.6% 21.1% 10.0% 3.0% 0.4% Community Center Lifestyle Center Neighborhood Center Power Center Strip/Convenience Street Retail 43 Number of Retail Properties(2) 3.9M Net Rentable Square Footage Retail Properties(2) (1) Retail classifications are reflective of ICSC’s U.S Shopping-Centers Classifications, with the exception of Street Retail. (2) Includes stabilized and unstabilized properties. PERCENTAGE OF NOI BY RETAIL CLASSIFICATION(1)

25 (1) Mixed-Use consists of Town Center of Virginia Beach, Harbor Point – Baltimore Waterfront, One City Center, The Interlock, and Southern Post (2) Includes stabilized and unstabilized properties. OFFICE PORTFOLIO AS OF JUNE 30, 2026 94.9% 5.1% Mixed Use Non Mixed Use 14 Number of Office Properties(2) 2.4M Net Rentable Square Footage Office Properties(2) Mixed Use vs. Non-Mixed Use by ABR(1)

TOP 20 TENANTS BY ABR

$ IN THOUSANDS AS OF JUNE 30, 2026

Tenant	Investment Grade[1]	Number of Leases	Annualized Base Rent		% of Total Annualized Base Rent
Constellation Energy Generation	✓	1	$15,924	(2)	10.7%
Morgan Stanley	✓	3	9,221		6.2%
T. Rowe Price Group, Inc.	✓	1	8,088	(3)	5.5%
The Kroger Co.	✓	6	3,781		2.5%
Canopy by Hilton		1	2,752		1.9%
Clark Nexsen (a JMT Company)		1	2,484		1.7%
Dick's Sporting Goods	✓	3	2,480		1.7%
The Gathering Spot		2	2,053		1.4%
Duke University	✓	1	1,830		1.2%
Huntington Ingalls Industries	✓	1	1,738		1.2%
Franklin Templeton	✓	1	1,686		1.1%
PetSmart		5	1,567		1.1%
The TJX Companies, Inc.	✓	5	1,565		1.1%
Vestis Corporation		1	1,506		1.0%
Georgia Tech		1	1,504		1.0%
Mythics, Inc.	✓	1	1,364		0.9%
Apex Entertainment		1	1,340		0.9%
Puttshack		1	1,306		0.9%
Regal Entertainment Group		2	1,265		0.9%
Burlington		3	1,248		0.8%
Top 20 Total			**$64,702**		**43.7%**

Total Investment Grade Rating ABR	$	47,677
% of Total ABR		32.1 %

(1) Includes tenants that either hold a publicly available investment grade credit rating or are considered credit quality consistent with investment grade companies based on management's assessment.
(2) Represents 100% share of ABR. The Company has 90% ownership of this property, which is consolidated in the Company's financial statements.
(3) Represents the Company's 50% share of ABR. This property is presented as an equity method investment in the Company's financial statements.

26

LEASE SUMMARY

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2026	11	95,728	11.5 %	8.7 %	3.4	$112,300	$1.17
Q1 2026	20	88,099	10.7 %	4.5 %	4.9	201,536	2.29
Q4 2025	18	72,179	15.3 %	10.1 %	4.9	257,722	3.57
Q3 2025	24	237,025	5.7 %	6.5 %	6.9	993,025	4.19
Trailing 4 Quarters	**73**	**493,031**	**9.4 %**	**7.1 %**	**5.6**	**$1,564,583**	**$3.17**

New Leases[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread[2]	Cash Releasing Spread[2]	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2026	6	12,008	9.4 %	5.2 %	7.9	$423,128	$35.24
Q1 2026	7	22,242	18.3 %	14.4 %	9.5	1,742,293	78.33
Q4 2025	5	13,358	10.5 %	9.4 %	9.0	803,722	60.17
Q3 2025	7	29,692	46.4 %	47.3 %	9.0	1,726,197	58.14
Trailing 4 Quarters	**25**	**77,300**	**25.8 %**	**23.9 %**	**9.0**	**$4,695,340**	**$60.74**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2026	3	34,224	40.2 %	21.6 %	4.1	$410,973	$12.01
Q1 2026	0	—	— %	— %	0.0	—	—
Q4 2025	3	16,241	9.1 %	2.5 %	4.8	87,296	5.38
Q3 2025	1	3,039	21.6 %	8.9 %	5.0	83,852	27.59
Trailing 4 Quarters	**7**	**53,504**	**29.4 %**	**15.2 %**	**4.3**	**$582,121**	**$10.88**

New Leases[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread[2]	Cash Releasing Spread[2]	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q2 2026	5	21,515	20.5 %	9.5 %	8.0	$1,531,018	$71.16
Q1 2026	4	20,326	9.6 %	7.2 %	7.3	1,570,017	77.24
Q4 2025	2	5,776	— %	0.2 %	8.0	85,298	14.77
Q3 2025	0	—	— %	— %	0.0	—	—
Trailing 4 Quarters	**11**	**47,617**	**13.5 %**	**6.6 %**	**7.7**	**$3,186,333**	**$66.92**

27

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.
(2) Spreads on new leases are not calculated for 1st generation space or where the previous tenant was in occupancy more than 3 years prior to release execution

LEASE EXPIRATIONS[1]

AS OF JUNE 30, 2026

RETAIL

Year	Lease Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	188,153	4.9 %	$–	– %
M-T-M	1	1,602	– %	59,262	0.1 %
2026	11	22,007	0.6 %	605,446	0.8 %
2027	73	392,231	10.2 %	7,411,107	9.9 %
2028	77	368,670	9.6 %	7,907,221	10.6 %
2029	73	406,247	10.6 %	7,621,999	10.2 %
2030	95	575,084	15.0 %	12,349,221	16.5 %
2031	83	533,096	13.9 %	11,619,863	15.5 %
2032	37	358,719	9.3 %	6,435,668	8.6 %
2033	30	102,297	2.7 %	2,548,409	3.4 %
2034	17	83,227	2.2 %	1,744,280	2.3 %
2035	22	380,797	9.9 %	5,112,079	6.8 %
2036	22	204,333	5.3 %	5,473,792	7.3 %
Thereafter	17	223,182	5.8 %	6,050,401	8.0 %
Total	558	3,839,645	100.0 %	$74,938,748	100.0 %

OFFICE

Year	Lease Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	76,808	3.3 %	$–	– %
M-T-M	2	1,312	0.1 %	68,520	0.1 %
2026	5	24,322	1.0 %	802,992	1.1 %
2027	17	107,326	4.6 %	4,128,536	5.6 %
2028	16	120,564	5.2 %	3,873,801	5.3 %
2029	16	272,785	11.8 %	7,876,469	10.7 %
2030	15	182,162	7.9 %	6,104,058	8.3 %
2031	12	154,675	6.7 %	4,746,980	6.5 %
2032	8	84,802	3.7 %	2,563,999	3.5 %
2033	8	80,858	3.5 %	2,537,278	3.5 %
2034	9	121,625	5.2 %	3,581,600	4.9 %
2035	3	293,189	12.7 %	9,352,536	12.7 %
2036	6	506,651	21.9 %	18,405,693	25.1 %
Thereafter	7	290,278	12.4 %	9,385,014	12.7 %
Total	124	2,317,357	100.0 %	$73,427,476	100.0 %

(1) Excludes leases from properties delivered, but not yet stabilized.

28

29 REDEVELOPMENT Property Description Town Center of Virginia Beach Option for future expansion and activation on undeveloped lots The Interlock Expansion and densification of existing undeveloped green space Columbus Village II Redevelopment of +/- 4 acres for alternate commercial or residential use Harrisonburg Regal Redevelopment for alternate commercial or residential use; outparcel development potential Red Mill Commons Outparcel creation and development in the existing parking field Southgate Square Right-size existing tenants to accommodate backfill demand Fountain Plaza Conversion of 2nd floor retail into alternate commercial uses South Square Outparcel creation opportunity on the hard corner Pembroke Square Conversion of existing office space for commercial retail use Pembroke Square Outparcel creation and development in the existing parking field Providence Plaza Densification of surface parking and optimization of the day/night use of the structured parking deck Broad Creek Shopping Center Outparcel creation and development in the existing parking field OPPORTUNITIES(1) (1) Assumptions regarding future opportunities are subject to change.

NET INCOME & NOI BY SEGMENT

$ IN THOUSANDS

	For the Three Months Ended June 30, 2026			
	Retail Real Estate	**Office Real Estate**	**Other[(1)]**	**Total**
Revenues				
Rental revenues	$24,388	$24,676	$3,484	$52,548
Total revenues	**24,388**	**24,676**	**3,484**	**52,548**
Expenses				
Rental expenses[(2)]	4,150	7,084	1,206	12,440
Real estate taxes	2,254	2,151	392	4,797
Total segment operating expenses	**6,404**	**9,235**	**1,598**	**17,237**
Segment net operating income	**17,984**	**15,441**	**1,886**	**35,311**
Depreciation and amortization	(7,652)	(8,788)	(1,462)	(17,902)
General and administrative expenses	—	—	(5,002)	(5,002)
Acquisition, development, and other pursuit costs	—	—	(16)	(16)
Impairment charges[(3)]	—	—	(1,894)	(1,894)
Loss on real estate dispositions, net	(330)	(370)	(13)	(713)
Interest income	9	—	225	234
Interest expense[(4)]	(7,088)	(6,783)	(251)	(14,122)
Equity in (loss) income of unconsolidated real estate entities	(17)	350	1	334
Loss on extinguishment of debt	(274)	(112)	(137)	(523)
Change in fair value of derivatives and other	340	278	—	618
Unrealized credit loss provision	—	—	(96)	(96)
Other income (expense), net	—	—	3	3
Income (loss) from continuing operations	**2,972**	**16**	**(6,756)**	**(3,768)**
Discontinued operations[(5)]				
Loss from discontinued operations	—	—	(14,271)	(14,271)
Income tax provision from discontinued operations	—	—	(2,996)	(2,996)
Loss from discontinued operations	**—**	**—**	**(17,267)**	**(17,267)**
Net income (loss)	**$2,972**	**$16**	**($24,023)**	**($21,035)**

(1) Other consists of items not directly related to the Company's retail and office real estate operations activities. General and administrative expenses include corporate personnel salaries and benefits, bank charges, accounting and legal fees, and other corporate office costs.

(2) Rental expenses represent costs directly associated with the operation and management of the Company's real estate properties. Rental expenses include asset management fees, property management fees, repairs and maintenance, insurance, and utilities.

(3) Interest expense is allocated by first allocating secured debt to the relevant properties. Unsecured debt is then allocated using the total value of unencumbered income producing property, and allocating to the relevant segments based on property classification.

(4) As of June 30, 2026, the segments previously reported as general contracting and real estate services, multifamily, and real estate financing are now presented as discontinued operations. Income from discontinued operations excludes revenue and expenses related to intercompany construction contracts.

30

31 ACQUISITIONS & DISPOSITIONS $ IN THOUSANDS ACQUISITIONS Properties Location Units/Square Feet Purchase Price Cash Cap Rate Purchase Date Anchor Tenants 2025 184 Units $60,380 4.4 % Solis Gainesville II Gainesville, Georgia 184 Units 60,380 4.4% 4Q25 DISPOSITIONS Properties Location Units/Square Feet Sale Price Cash Cap Rate Disposition Date Anchor Tenants 2026 2,436 units / 94,451 sq ft $562,000 5.6 % Portfolio Sale (11 Multifamily Properties)(1) Various 2,436 units / 94,451 sq ft 562,000 5.6% 2Q26 2024 213,927 sq ft $82,000 6.4 % Market at Mill Creek Mount Pleasant, SC 80,319 sq ft 27,300 6.8% 4Q24 Lowes Foods Nexton Square Summerville, SC 133,608 sq ft 54,700 6.2% 4Q24 Various Small Shops (1) This portfolio sale includes the sale of 11 properties, 9 of which were disposed of in Q2 2026, including the retail components of 5 of the properties and the office component of one of the properties. The remaining two properties are Greenside Apartments, expected to close in 4Q26, and Premier Apartments, expected to close in 2Q27. There can be no assurances that the Company will complete the sale of Greenside Apartments or Premier Apartments on the timeline described herein, or at all.

DISCONTINUED OPERATIONS

MULTIFAMILY DISPOSITIONS					
Property	Location	Multifamily Units	Sold	Under PSA	Expected Disposition Period
Encore Apartments	Virginia Beach, VA	286	X		2Q26
Premier Apartments	Virginia Beach, VA	131		X	2Q27
The Cosmopolitan	Virginia Beach, VA	342	X		2Q26
1305 Dock Street	Baltimore, MD	103	X		2Q26
1405 Point Street	Baltimore, MD	289	X		2Q26
Allied Apartments	Baltimore, MD	312	X		2Q26
Chandler Residences	Roswell, GA	137	X		2Q26
Chronicle Mill	Belmont, NC	238	X		2Q26
The Everly(1)	Gainesville, GA	223		X	3Q26
Solis Gainesville II(1)	Gainesville, GA	184		X	3Q26
Greenside Apartments	Charlotte, NC	225		X	4Q26
Liberty Apartments	Newport News, VA	199	X		2Q26
The Edison	Richmond, VA	174	X		2Q26

COMMERCIAL PROPERTIES INCLUDED IN MULTIFAMILY SALE					
Property	Location	Net Rentable SF	Sold	Under PSA	Expected Disposition Period
Point Street Retail	Baltimore, MD	18,632	X		2Q26
Allied Retail	Baltimore, MD	12,700	X		2Q26
Chronicle Mill Retail	Belmont, NC	11,530	X		2Q26
Chronicle Mill Office	Belmont, NC	5,932	X		2Q26
Liberty Retail	Newport News, VA	25,461	X		2Q26
The Edison Retail	Richmond, VA	20,196	X		2Q26

(1) The Company entered into a PSA with respect to The Everly and Solis Gainesville II on July 17, 2026.

32

DISCONTINUED OPERATIONS, CONT.

REAL ESTATE FINANCING					
Project	Location	Multifamily Units	Sold	Held for Sale	Expected Exit Period
The Allure at Edinburgh	Chesapeake, VA	280	X		2Q26
Solis Kennesaw	Kennesaw, GA	239		X	4Q26 - 1Q27
Solis Peachtree Corners	Peachtree Corners, GA	249	X		1Q26
Solis North Creek	Charlotte, NC	303	X		1Q26

GENERAL CONTRACTING & REAL ESTATE SERVICES

The General Contracting & Real Estate Services business was sold on April 30, 2026, for economic consideration of $2.4 million.

33

34 APPENDIX DEFINITIONS & RECONCILIATIONS

35 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of June 30, 2026 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of June 30, 2026. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as FFO adjusted for the impact of debt extinguishment losses, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, non-cash stock compensation, capital expenditures, non-cash interest expense, non-cash interest income, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, impairment of intangible assets and liabilities, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to FAD or other similarly entitled AFFO measures of other REITs. DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives and required principal repayment.

36 DEFINITIONS EBITDAre: We calculate EBITDA for real estate ("EBITDAre") consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives, required principal repayment, and preferred equity dividends. ECONOMIC OCCUPANCY: The economic occupancy for each of our retail & office properties is calculated as (a) base rent charged for the quarter, divided by (b) the property's potential Annualized Base Rent, which includes contractual Annualized Base Rent for leased space and estimated Annualized Base Rent for vacant space. Estimated Annualized Base Rent for vacant units is assumed to be equal to the weighted-average leased Annualized Base Rent per square foot for the respective proeprty. Refer to definition of Annualized Base Rent for further information. FFO, AS ADJUSTED: We calculate FFO, As Adjusted as FFO excluding income or loss from discontinued operations related to general contracting and real estate services, multifamily, and real estate financing.

37 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as rental revenues (base rent, expense reimbursements, termination fees, and other revenue) less rental expenses and real estate taxes. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination or assignment fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and to include ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS LEASED OCCUPANCY: The leased occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases, including short term leases, as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

38 DEFINITIONS STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% physical occupancy, (defined as square footage under lease where the contractual rent commencement date has started, including short term leases, as of the last day of the quarter, divided by net rentable square footage) or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment or is impacted by significant disruptive events (e.g. fire, flood) is no longer considered stabilized until the redevelopment or repair activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, preferred dividends, accelerated amortization of intangible assets and liabilities, acquisition, development, and other pursuit costs, unrealized credit loss release or provision, non-controlling interest in investment entities, development/redevelopment net operating income, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. WEIGHTED AVERAGE LEASE TERM REMAINING: We calculate Weighted Average Lease Term Remaining ("WALT") as the remaining lease term as of period end for commercial stabilized properties, weighted by the Annualized Based Rent of each lease as of the period end.

PROPERTY PORTFOLIO

AS OF JUNE 30, 2026

Retail Properties - Stabilized	Location	Year Built/ Redeveloped	Net Rentable SF(1)	Leased Occupancy(1)	Economic Occupancy(1)	ABR(1)	ABR per Occupied SF(1)	Major Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	2004	35,161	100.0 %	100.0 %	$1,303,634	$37.08	The Cheesecake Factory, Brooks Brothers, Keagan's, Three Notch'd Brewing Company
4525 Main Street Retail	Virginia Beach, VA	2014	26,328	62.0 %	62.0 %	453,633	27.79	Anthropologie, Tupelo Honey
4621 Columbus Retail	Virginia Beach, VA	2020	84,000	100.0 %	100.0 %	1,339,800	15.95	Apex Entertainment
Columbus Village	Virginia Beach, VA	1996/2020/2025	154,268	100.0 %	95.7 %	3,750,551	24.37	Trader Joe's, Shake Shack, CAVA, Ulta, Five Below, Golf Galaxy, Barnes & Noble, David's Bridal, Regal Cinemas
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0 %	100.0 %	900,193	46.95	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,991	81.0 %	76.9 %	1,044,672	35.71	Ruth's Chris, Bravo!, Nando's
Pembroke Square	Virginia Beach, VA	2015	124,181	100.0 %	100.0 %	2,206,087	17.77	Target (S), REI (S), Fresh Market, Nordstrom Rack, DSW, Decisions
Premier Retail	Virginia Beach, VA	2018	39,015	100.0 %	99.8 %	1,370,738	35.20	Pottery Barn, Williams Sonoma, J. Jill, Cantina Laredo, TASTE
South Retail	Virginia Beach, VA	2002	38,515	85.0 %	84.9 %	1,065,270	32.56	lululemon, free people, Madewell, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0 %	24.9 %	415,639	35.85	Legal Sea Foods (dark)
The Cosmopolitan Retail	Virginia Beach, VA	2020	41,872	96.0 %	82.9 %	1,258,064	31.17	Lego, Abercrombie & Fitch, Solidcore, Bluemercury, South Moon Under
Two Columbus Retail	Virginia Beach, VA	2009	13,752	100.0 %	100.0 %	532,919	38.75	Fidelity Investments, Lenscrafters, Muse Paintbar
West Retail	Virginia Beach, VA	2002	17,558	93.0 %	83.2 %	552,844	33.88	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail(2)	Baltimore, MD	2016	38,464	48.0 %	45.1 %	$696,217	$37.81	honeygrow
Grocery Anchored								
Broad Creek Shopping Center(3)(4)	Norfolk, VA	2001	121,504	90.0 %	89.6 %	$2,234,758	$20.53	Target (S), Home Depot (S), Food Lion, PetSmart, Chick-fil-A
Broadmoor Plaza	South Bend, IN	1980	115,059	84.0 %	83.8 %	1,137,217	11.79	Kroger, Staples
Brooks Crossing Retail(2)(5)	Newport News, VA	2016	18,349	91.0 %	91.3 %	256,579	15.31	Piggly Wiggly (S)
Delray Beach Plaza(3)	Delray Beach, FL	2021	87,207	100.0 %	90.7 %	3,110,335	35.67	Whole Foods, First Watch, Pet Supplies Plus, Pollo Tropical
Greenbrier Square	Chesapeake, VA	2017	260,625	100.0 %	100.0 %	2,635,291	10.11	Kroger, Homegoods, Dick's House of Sport, Five Below
Greentree Shopping Center	Chesapeake, VA	2014	15,719	87.0 %	86.6 %	329,160	24.17	Walmart Neighborhood Market (S)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0 %	100.0 %	2,093,674	21.23	Harris Teeter, Petco
Lexington Square	Lexington, SC	2017	85,440	100.0 %	93.0 %	1,955,900	22.89	Lowes Foods, Sola Salon, Hollywood Feed
North Pointe Center(4)	Durham, NC	2009	226,083	97.0 %	96.8 %	2,969,107	13.57	Costco (S), Home Depot (S), Harris Teeter, Ross, Burlington, PetSmart, Shoe Station, Dollar Tree
Parkway Centre	Moultrie, GA	2017	61,200	100.0 %	100.0 %	873,771	14.28	Publix, Petsense, Surchero's
Parkway Marketplace	Virginia Beach, VA	1998	37,804	93.0 %	90.4 %	712,113	20.29	Food Lion (S), O'Reilly Auto Parts
Perry Hall Marketplace	Perry Hall, MD	2001	74,251	100.0 %	100.0 %	1,193,161	16.07	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0 %	100.0 %	968,295	13.95	Harris Teeter
Tyre Neck Harris Teeter(3)	Portsmouth, VA	2011	48,859	100.0 %	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
North Hampton Market	Taylors, SC	2004	114,954	99.0 %	96.2 %	1,642,454	$14.46	Target (S), Hobby Lobby, PetSmart, Dollar Tree
One City Center Retail	Durham, NC	2019	22,679	56.0 %	55.7 %	437,111	34.62	Bulldega Urban Market
Overlook Village	Asheville, NC	1990	151,365	97.0 %	96.7 %	2,331,331	15.93	T.J. Maxx | Homegoods, Ross, Burlington, Boot Barn, Five Below, Shoe Carnival
Patterson Place	Durham, NC	2004	159,842	97.0 %	92.6 %	2,654,991	17.10	Home Depot (S), Kohl's (S), Total Wine, Bob's Discount Furniture, DSW, Boot Barn, PetSmart
Providence Plaza Retail	Charlotte, NC	2008	49,447	99.0 %	98.7 %	1,584,328	32.45	Chipotle, Orange Theory, Mezzanotte, Aqua-Tots
South Square	Durham, NC	2005	109,590	98.0 %	98.1 %	2,055,587	19.12	Target (S), Sam's Club (S), Ross, Petco, Office Depot
The Interlock Retail(3)(4)	Atlanta, GA	2021	108,379	93.0 %	76.9 %	5,408,361	53.44	Puttshack, F1 Arcade, The Gathering Spot
Wendover Village	Greensboro, NC	2004	176,997	98.0 %	97.6 %	3,590,622	20.78	Costco (S), T.J. Maxx, Golf Galaxy, Petco, Five Below, Beautista, Rooms to Go Kids

(1) See appendix for definitions.
(2) The Company does not have 100% ownership of the property.
(3) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(4) Leased and economic occupancy for these properties exclude seasonal leases.
(5) The Company is entitled to a preferred return on its investment in this property.
(S) Shadow anchor located adjacent to the property, but is not part of the owned property.

39

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2026

Retail Properties - Stabilized	Location	Year Built/ Redeveloped	Net Rentable SF[1]	Leased Occupancy[1]	Economic Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Major Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	1998	106,166	100.0 %	100.0 %	$1,981,013	$18.66	Target (S), Sam's Club (S), Best Buy, Old Navy, Five Below, pOpshelf, Shoe Carnival
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0 %	100.0 %	753,620	15.38	Regal Cinemas
Marketplace at Hilltop[2]	Virginia Beach, VA	2001	116,953	97.0 %	87.2 %	2,897,570	25.47	Total Wine, Michaels, Panera, Chick-fil-A
Red Mill Commons & Walk	Virginia Beach, VA	2005	373,808	96.0 %	94.6 %	7,309,877	20.35	Target (S), Walmart (S), Home Depot (S), T.J. Maxx, Homegoods, Five Below, Michaels, Petco, Dollar Tree, Walgreens
Southgate Square[5]	Colonial Heights, VA	2016	260,131	85.0 %	84.6 %	3,544,504	16.10	Walmart (S), Burlington, PetSmart, Michaels, Staples, 7 Brew
Southshore Shops	Midlothian, VA	2006	40,307	89.0 %	89.1 %	827,809	23.04	Buffalo Wild Wings
Stabilized Retail Total			**3,839,645**	**95.1 %**	**90.9 %**	**$74,938,748**	**$20.52**	

Office Properties- Stabilized	Location	Year Built / Redeveloped	Net Rentable SF[1]	Leased Occupancy[1]	Economic Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Major Tenant(s)
Town Center of Virginia Beach								
222 Central Park Office	Virginia Beach, VA	2002	295,988	100.0 %	89.7 %	$9,580,055	$32.37	Troutman Pepper, Williams Mullen, Trader Interactive, Morgan Stanley, KPMG, Hourigan, Old Dominion University, Pender & Coward, Cherry Bekaert, Mass Mutual, Mason & Hanger, Strayer University
249 Central Park Office	Virginia Beach, VA	2004	57,295	100.0 %	100.0 %	$1,517,757	$26.49	Gather, HDR
4525 Main Street Office	Virginia Beach, VA	2014	208,760	100.0 %	95.6 %	6,938,324	33.24	Clark Nexsen, Mythics, Kimley-Horn, City of Virginia Beach
4605 Columbus Office[3]	Virginia Beach, VA	2002	19,335	100.0 %	100.0 %	537,706	27.81	AH Realty Trust
One Columbus	Virginia Beach, VA	1984	129,066	96.0 %	85.7 %	3,539,625	28.57	Atlantic Union Bank, Northwestern Mutual, HBA, Movement Mortgage
Two Columbus Office	Virginia Beach, VA	2009	93,585	98.0 %	92.6 %	2,588,151	28.31	VHB, Hazen & Sawyer, Insight Global
Harbor Point - Baltimore Waterfront								
Constellation Office[4]	Baltimore, MD	2016	444,600	100.0 %	100.0 %	$15,947,194	$35.87	Constellation Energy Generation
Thames Street Wharf	Baltimore, MD	2010	263,426	99.0 %	98.8 %	8,362,133	32.13	Morgan Stanley
Wills Wharf[2]	Baltimore, MD	2020	326,895	93.0 %	82.1 %	9,636,876	31.83	Franklin Templeton, Morgan Stanley, Transamerica, Stifel, EY, RBC, Bright Horizons, Canopy by Hilton
Southeast Sunbelt								
One City Center Office	Durham, NC	2019	128,920	71.0 %	71.0 %	2,871,984	$31.36	Duke University, WeWork
Providence Plaza Office	Charlotte, NC	2008	53,671	100.0 %	100.0 %	1,694,093	31.56	Choate Construction, Cranfill Sumner
The Interlock Office[2]	Atlanta, GA	2021	197,755	98.0 %	75.1 %	8,129,715	42.14	Georgia Tech, Pindrop, The Gathering Spot, Stream, Directional Capital, Innovien Solutions, Alloy, The Honey Pot
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	2019	98,061	100.0 %	100.0 %	$2,083,863	$21.25	Huntington Ingalls Industries, City of Newport News
Stabilized Office Total			**2,317,357**	**96.7 %**	**90.5 %**	**$73,427,476**	**$32.77**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) At this property, the Company occupies 19,335 square feet at an ABR of $0.5M, or $27.81 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The Company does not have 100% ownership of the property.
(5) Leased and economic occupancy for these properties exclude seasonal leases.

(S) Shadow anchor located adjacent to the property, but is not part of the owned property.

40

41 PROPERTY PORTFOLIO CONT. AS OF JUNE 30, 2026 Unstabilized Location Ownership % Year Built / Redeveloped Net Rentable SF(1) Leased Occupancy(1) Economic Occupancy(1) ABR(1) ABR per Occupied SF(1) Southeast Sunbelt Southern Post Retail Roswell, GA 100% 2024 42,016 93.0% 79.9% $1,565,204 $39.92 Southern Post Office Roswell, GA 100% 2024 94,421 96.0% 44.9% 2,862,743 31.70 Unstabilized Total 136,437 94.9% 57.5% $4,427,947 $34.19 Equity Method Investments Location Ownership % Year Built/ Redeveloped Net Rentable SF(1) Leased Occupancy(1) Economic Occupancy(1) ABR(1)(2) ABR per Occupied SF(1) Harbor Point - Baltimore Waterfront T. Rowe Price Baltimore, MD 50% 2025 553,000 100.0% 100.0% $8,088,418 $14.63 Parcel 3 Retail Baltimore, MD 50% 2025 20,200 15.0% 0.0% 132,675 43.50 Equity Method Investments Total 573,200 97.0% 98.4% $8,221,093 $14.78 (1) See appendix for definitions. (2) Represents the Company’s 50% share of ABR. .

RECONCILIATION OF DEBT & EBITDAre

$ IN THOUSANDS

	Three Months Ended			
	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Property Net Operating Income	$35,311	$34,725	$38,555	$33,496
Property Miscellaneous Expense, Net	(142)	(250)	(269)	(87)
Non-Recurring Bad Debt Adjustment	231	549	308	152
Non-Recurring Termination and Assignment Fee Adjustment	(132)	(132)	(3,380)	(1,862)
Amortization of Right-of-Use Assets	(366)	(395)	(395)	(395)
Accelerated Amortization of Intangible Assets and Liabilities	—	15	—	—
Equity in NOI of Unconsolidated Real Estate Entities[1]	2,428	2,366	2,454	2,246
Disposition	(3,109)	—	—	—
Development/Redevelopment	(996)	(1,037)	(3,132)	(2,668)
Discontinued Operations - Construction Gross Profit	109	88	1,767	2,064
Discontinued Operations - Multifamily NOI	5,335	9,289	9,285	11,458
Discontinued Operations - Real Estate Financing Interest Income	75 [2]	2,255	3,126	3,773
Corporate G&A	(5,181)	(5,050)	(4,341)	(4,300)
Non-Cash Stock Compensation	1,388	1,355	944	1,103
Interest Income	265	188	671	362
Other Income (Expense), Net	2	8	—	—
Total Adjusted EBITDAre	**$35,218**	**$43,974**	**$45,593**	**$45,342**
Total Debt[3]	1,037,085	1,492,742	1,526,584	1,487,257
Cash	(35,547)	(41,507)	(52,379)	(49,824)
Net Debt	**$1,001,538**	**$1,451,235**	**$1,474,205**	**$1,437,433**
Net Debt/Total Adjusted EBITDAre	**7.1x**	**8.3x**	**8.1x**	**7.9x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,172,623**	**$1,622,320**	**$1,645,290**	**$1,608,518**
Net Debt + Preferred /Total Adjusted EBITDAre	**8.3x**	**9.2x**	**9.0x**	**8.9x**

(1) Excludes Interest expense, depreciation, & amortization component attributable to unconsolidated real estate entities.
(2) Excludes $4.9 million in proceeds that were realized from the gain on redemption of The Allure at Edinburgh.
(3) Excludes GAAP adjustments.

42

43 Three Months Ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Net Loss Attributable to Common Stockholders and OP Unitholders ($24,165) ($33,291) ($647) ($3,575) Excluding: Depreciation and Amortization 19,323 24,061 23,191 22,718 (Gain) Loss on Real Estate Dispositions (16,604) 141 — — Loss on Consolidation of Real Estate Entities — — 269 — Impairment of Real Estate Assets 36,264 29,229 23 350 Income Tax (Benefit) Provision 2,996 363 (297) 192 Interest Expense 17,876 21,226 23,211 22,718 Interest Expense, Depreciation, & Amortization of Unconsolidated Real Estate Entities 2,095 2,123 2,397 2,208 EBITDAre $37,785 $43,852 $48,147 $44,611 Change in Fair Value of Derivatives and Other (748) (1,788) (256) 1,216 Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt 2,650 — — 69 Non-Recurring Bad Debt Adjustment 231 549 308 152 Non-Recurring Termination and Assignment Fee Adjustment (132) (132) (3,380) (1,862) Accelerated Amortization of Intangible Assets and Liabilities — 15 — — Acquisition, Development, & Other Pursuit Costs (16) — 167 10 Unrealized Credit Loss (Release) Provision (78) (1,749) (124) (126) Investment Entities 243 22 32 (51) Non-Cash Stock Compensation 1,388 1,355 944 1,103 Redemption of REF Investment (4,887) — — — Development/Redevelopment (996) (1,037) (3,132) (2,668) Dispositions (3,109) — — — Total Adjusted EBITDAre $35,218 $43,974 $45,593 $45,341 RECONCILIATION OF NET INCOME TO TOTAL ADJUSTED EBITDAre $ IN THOUSANDS

44 $ IN THOUSANDS CAPITAL EXPENDITURES(1) (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $ 409 $ — $ 1,150 $ 707 $ 452 $ — $ 2,718 Office 241 — 1,161 12 1,197 — 2,611 Multifamily (18) — — 100 282 161 526 Total Portfolio $ 632 $ — $ 2,311 $ 819 $ 1,932 $ 161 $ 5,855 Property-Related Capital Expenditures $ 819 $ 1,932 $ 161 $ 2,912 Three Months Ended June 30, 2026 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,246 $— $2,771 $1,010 $952 $— $5,979 Office 555 — 2,184 17 2,037 — 4,793 Multifamily — — — 104 910 333 1,347 Total Portfolio $1,801 $— $4,955 $1,131 $3,899 $333 $12,119 Property-Related Capital Expenditures $ 1,131 $ 3,899 $ 333 $ 5,363 Six Months Ended June 30, 2026